SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒	Definitive Proxy Statement
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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

AETHLON MEDICAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AETHLON MEDICAL, INC.

9635 GRANITE RIDGE DRIVE, SUITE 100

SAN DIEGO, CA 92123

(858) 459-7800

February 25, 2019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

An Annual Meeting of Stockholders of Aethlon Medical, Inc. will be held on Wednesday, March 27, 2019, at 8:00 am, Pacific Time, at Cooley, LLP, 4401 Eastgate Mall, San Diego, CA 92121, for the following purposes:

(1) To elect six persons named in the Proxy Statement that accompanies this notice to serve as directors of our Company (Proposal No. 1);

(2) To ratify the appointment of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2019 (Proposal No. 2); and

(3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Stockholders of record at the close of business on February 18, 2019 will be entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO US AND OUR STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

We have fully set forth the proposals in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, our Board of Directors recommends a vote “FOR” each of the nominees named in Proposal 1 and “FOR” Proposal 2.

We cordially invite all stockholders to attend the Annual Meeting in person. Your vote is important. Please fill in, date, sign and return the enclosed proxy in the return envelope provided as promptly as possible, whether or not you plan to attend the Annual Meeting. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented at the meeting. Even though you return your proxy, you may nevertheless attend the meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on March 27, 2019:

The proxy materials are available at www.icommaterials.com/aethlon.

By Order of our Board of Directors

/s/ James B. Frakes
James B. Frakes, Secretary

AETHLON MEDICAL, INC.

9635 GRANITE RIDGE DRIVE, SUITE 100

SAN DIEGO, CA 92123

(858) 459-7800

__________________

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 27, 2019

__________________

VOTING AND PROXY

We are furnishing this statement in connection with the solicitation by our Board of Directors of proxies to be used at the Annual Meeting of Stockholders to be held on Wednesday, March 27, 2019, at 8:00 am, Pacific Time, at Cooley, LLP, 4401 Eastgate Mall, San Diego, CA 92121, and at any meeting following adjournment thereof.

We are mailing the Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card to stockholders on or about February 25, 2019.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on March 27, 2019: The proxy materials are available at www.icommaterials.com/aethlon.

What is the purpose of the Annual Meeting?

At the meeting, our stockholders will vote to elect six directors to our Board of Directors, and to ratify the appointment of Squar Milner LLP as our independent auditors for the fiscal year ending March 31, 2019.

Who is entitled to vote at the Annual Meeting?

Stockholders of record at the close of business on February 18, 2019, the record date, are entitled to receive notice of and to vote at the meeting. Each share of our common stock outstanding at the close of business on the record date will be entitled to one vote on all matters properly submitted to a vote at the meeting. As of the record date, there were 18,960,505 shares of common stock outstanding. If you were a stockholder of record of common stock on the record date, you will be entitled to vote all of the shares of common stock that you held on that date at the meeting or any postponements or adjournments of the meeting. Stockholders who own shares registered in different names or at different addresses may receive more than one proxy card. You must sign each of the proxy cards received to ensure that all of the shares you own are represented at the meeting.

Why is our Board of Directors soliciting proxies?

As many of our stockholders may be unable to attend the meeting in person, our Board of Directors is soliciting the enclosed proxy so that each stockholder is given an opportunity to vote. The proxy enables each stockholder to vote via proxy on all matters that are scheduled to come before the meeting. When we have timely received a properly executed proxy card, the stockholder’s shares will be voted at the meeting according to the stockholder’s directions. We urge stockholders to specify their choices by marking the appropriate boxes on the enclosed proxy card.

What constitutes a quorum?

Stockholders representing not less than thirty-three and one-third percent (33 1/3%) of our issued and outstanding common stock, present in person or represented by proxy at the meeting, constitute a quorum. Votes cast by proxy or in person at the meeting will be tabulated by the Inspector of Elections in conjunction with information received from our transfer agent. The Inspector of Elections also will determine whether or not a quorum is present.

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Shares that abstain from voting as to a proposal, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a proposal (“broker non-votes”), will be counted for purposes of determining whether a quorum is present at the meeting.

What vote is required to elect the nominees to our Board of Directors?

The affirmative vote of shares representing a majority of a quorum present at the meeting is required to elect each nominee to our Board of Directors.

What vote is required to ratify the appointment of the independent auditors?

Ratification of the appointment of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2019, will be approved if more votes are cast in favor of this proposal than are cast against it.

How do I vote?

We are offering you two methods of voting your shares:

•	You may indicate your vote on the enclosed proxy card, sign and date the card, and return it in the enclosed prepaid envelope; or

•	You may attend the meeting and vote in person.

How will my shares be voted if I return my proxy card?

All shares entitled to vote and represented by properly executed proxies received prior to the meeting, and not revoked, will be voted as instructed on those proxies. If no instructions are indicated, the shares will be voted as recommended by our Board of Directors.

If any other matters are properly presented at the meeting for consideration, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their own judgment to the same extent as the person signing the proxy would be entitled to vote. We do not anticipate that any other matters will be raised at the meeting.

May I change my vote after I return my proxy card?

Any proxy may be revoked at any time before it is voted at the meeting by (i) filing with our Secretary, at or before the taking of the vote at the meeting, a written notice of revocation or duly executed proxy, in either case dated later than the prior proxy relating to the same shares or (ii) attending the meeting and voting in person (although attendance at the meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to our principal executive offices at Aethlon Medical, Inc., 9635 Granite Ridge Drive, Suite 100, San Diego, California 92123, Attention: Secretary, or hand delivered to the Secretary, before the taking of the vote at the meeting.

Who will bear the costs of this solicitation?

This Proxy Statement is being delivered to you on our behalf. We are bearing the expenses of preparing, printing, web hosting and mailing this Proxy Statement and other proxy materials and all other expenses of soliciting proxies. In addition, our directors, officers and employees may solicit proxies by personal interview, mail, telephone, facsimile, internet or other means of electronic transmission, although they will receive no additional compensation for such solicitation.

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Where can I find the proxy materials for the meeting on the internet?

Stockholders may access the following proxy materials at www.icommaterials.com/aethlon: our Notice of Annual Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and proxy card.

How are proxy materials delivered to households?

We will deliver only one Proxy Statement, annual report to stockholders or Notice of Internet Availability of Proxy Materials, as applicable, to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement, the annual report to stockholders or the Notice of Internet Availability of Proxy Materials, as applicable, to a stockholder at a shared address to which a single copy of any such document was delivered upon oral or written request to:

Aethlon Medical, Inc.

Attn: Secretary

9635 Granite Ridge Drive, Suite 100

San Diego, California 92123

Telephone No.: (858) 459-7800

A stockholder may notify us at the above address or phone number that such stockholder wishes to receive a separate proxy statement, annual report to stockholders or Notice of Internet Availability of Proxy Materials, as applicable, in the future. Stockholders sharing an address may direct to us at the above address or phone number requests for delivery of a single copy of annual reports to stockholders, proxy statements or Notices of Internet Availability of Proxy Materials if they are receiving multiple copies of such documents.

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INFORMATION ABOUT STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of January 31, 2019, with respect to the ownership of our common stock, by (i) each person known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of each class of our capital stock, (ii) each of our directors and director nominees, (iii) each of our named executive officers and (iv) all of our executive officers and directors as a group. The term "executive officer" is defined as the President/Chief Executive Officer, Secretary, Chief Financial Officer/Treasurer, any vice-president in charge of a principal business function (such as administration or finance), or any other person who performs similar policy-making functions for us. Except where otherwise noted, we believe that each individual or entity named has sole investment and voting power with respect to shares of common stock indicated as beneficially owned by such person, subject to community property laws where applicable.

NAME AND ADDRESS	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1) (2)	PERCENT OF BENEFICIAL OWNERSHIP
Timothy C. Rodell, MD, FCCP, Interim Chief Executive Officer and Director
9635 Granite Ridge Drive, Suite 100
San Diego, CA 92123	-- (3)	*
James B. Frakes, Chief Financial Officer
9635 Granite Ridge Drive, Suite 100
San Diego, CA 92123	62,564 (4)	*
Charles J. Fisher, Jr., MD, Chairman and Director
9635 Granite Ridge Drive, Suite 100,
San Diego, CA 92123	51,568 (5)	*
Edward G. Broenniman, Director
9635 Granite Ridge Drive, Suite 100
San Diego, CA 92123	122,967 (6)	*
Chetan Shah, MD, Director
9635 Granite Ridge Drive, Suite 100
San Diego, CA 92123	453,700 (7)	2.4%
Sabrina Martucci Johnson, Director 9635 Granite Ridge Drive, Suite 100 San Diego, CA 92123	44,043 (5)	*
Guy F. Cipriani, Director 9635 Granite Ridge Drive, Suite 100 San Diego, CA 92123	28,076 (8)	*
James A. Joyce, Former Chief Executive Officer
9635 Granite Ridge Drive, Suite 100
San Diego, CA 92123	484,946 (9)	2.5%
Rodney S. Kenley, Former President
9635 Granite Ridge Drive, Suite 100
San Diego, CA 92123	60,604 (10)	*
Sachs Investment Group, LLC (11)
1346 S. Third St., Louisville, KY 40208	1,908,113	10.1%
All Current Directors and Executive Officers as a Group (7 members)	1,308,468 shares	6.8%

____________________

*	Less than 1%

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(1)	Based on 18,935,638 shares of common stock outstanding on our transfer records as of January 31, 2019.

(2)	Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d)(1), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable by a person within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. Except where otherwise noted, we believe that each individual or entity named has sole investment and voting power with respect to the shares of common stock indicated as beneficially owned by such person, subject to community property laws, where applicable.

(3)	Timothy C. Rodell, MD, FCCP, was appointed interim Chief Executive Officer and director on December 10, 2018. In connection with Dr. Rodell’s appointment, he received an option to purchase 552,625 shares of our common stock, at an exercise price equal to the fair market value on the date of grant, which will vest over a four-year period, with 25% vesting on the one-year anniversary of the commencement of employment and the remainder vesting monthly thereafter in equal increments for 36 months. As the above table was based on options vesting within 60 days of January 31, 2019, no share ownership is presented for Dr. Rodell.

(4)	Includes 10,000 stock options exercisable at $12.50 per share, 10,000 stock options exercisable at $5.00 per share and 5,000 stock options exercisable at $9.50 per share. Also includes shares underlying 10,907 restricted stock units that will vest within 60 days of January 31, 2019.

(5)	Includes shares underlying 8,933 restricted stock units that will vest within 60 days of January 31, 2019.

(6)	Includes 12,000 stock options exercisable at $12.50 per share, 9,211 stock options exercisable at $3.80 per share, 8,537 stock options exercisable at $4.10 per share and 3,684 stock options exercisable at $9.50 per share. Also includes shares underlying 8,933 restricted stock units that will vest within 60 days of January 31, 2019.

(7)	Includes warrants to purchase 109,322 shares of common stock at exercise prices ranging from $4.65 per share to $6.60 per share, and 7,521 stock options exercisable at $4.10 per share and 3,684 stock options exercisable at $9.50 per share. Also includes shares underlying 8,933 restricted stock units which vest within 60 days of January 31, 2019.

(8)	Includes shares underlying 12,762 restricted stock units, which vest within 60 days of January 31, 2019.

(9)	Includes 90,000 stock options exercisable at $12.50 per share, 40,000 stock options exercisable at $5.00 per share and 30,000 stock options exercisable at $9.50 per share. Also includes shares underlying 39,625 restricted stock units that will vest within 60 days of January 31, 2019.

(10)	Includes 20,000 stock options exercisable at $12.50 per share, 10,000 stock options exercisable at $5.00 per share and 5,000 stock options exercisable at $9.50 per share. Also includes shares underlying 3,250 restricted stock units that will vest within 60 days of February 17, 2019.

(11)	More-than-5% stockholder.

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INFORMATION ABOUT OUR BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The names, ages and positions of our directors and executive officers as of February 18, 2019 are listed below:

NAMES	TITLE OR POSITION (1)	AGE
Timothy C. Rodell, MD, FCCP (2)	Interim Chief Executive Officer and Director	68

Charles J. Fisher, Jr.	Chairman and Director	72

James B. Frakes	Chief Financial Officer, Senior Vice President – Finance and Secretary	62

Sabrina Martucci Johnson	Director	52

Edward G. Broenniman	Director	82

Chetan S. Shah, MD	Director	50

Guy F. Cipriani (3)	Director	48

_______________

(1) Our Board of Directors has determined that Messrs. Broenniman and Cipriani, Drs. Fisher and Shah and Ms. Johnson meet the requirements to be determined as “independent directors” for all purposes, including Compensation Committee and Audit Committee purposes, under the Nasdaq rules and for federal securities law purposes. Dr. Rodell is not independent as he also functions as an executive officer.

(2) Effective December 10, 2018, Dr. Rodell was appointed as our Interim Chief Executive Officer and as a member of our Board of Directors.

(3) Mr. Cipriani was appointed to our Board of Directors on June 19, 2018.

 Certain additional information concerning the individuals named above is set forth below. This information is based on information furnished us by each individual noted.

Timothy C. Rodell, M.D., FCCP, Interim Chief Executive Officer and Director

Dr. Rodell joined Aethlon Medical, Inc. as Interim Executive Officer and Director in December 2018. Prior to joining our Company, Dr. Rodell served as President, Chief Executive Officer and a Director of GlobeImmune, Inc., a public company developing immunotherapeutics for cancer, hepatitis and other viral diseases, from April 2002 to November 2016, and as a Director and consultant to GlobeImmune, Inc. from November 2016 to present. Dr. Rodell has been a managing partner at SMG, Inc., a company that provides pharmaceutical product evaluation and development, clinical and regulatory strategy, and evaluation of technology services for financial institutions, from 1999 to present. From 1999 to February 2002, Dr. Rodell was President, Chief Executive Officer and a Director of RxKinetix, Inc., a private drug delivery company. Previously Dr. Rodell held senior management positions at OXIS International, Inc. and Cortech, Inc. Dr. Rodell holds an M.D. from the University of North Carolina, Chapel Hill and is board certified in Internal Medicine and Pulmonary Medicine. We believe that Dr. Rodell’s clinical background and extensive management experience in the biotechnology industry, qualify him to serve as our Director.

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Charles J. Fisher, Jr., M.D., Chairman and Director

Dr. Fisher became a Director of Aethlon Medical, Inc. in November 2017 and was appointed as our Chairman on November 27, 2017. Dr. Fisher has been Executive Chairman of Seastar Medical, Inc., a biotechnology company, since 2013 and Chief Executive Officer of Margaux Biologics, Inc. since 2010. Prior to founding Margaux Biologics, he was Chief Medical Officer and Executive Vice President of Cardiome Pharma Corp. from 2005 to 2010, where he led the team that invented, developed, registered vernakalant, a novel, first in class, multi-ion channel drug for atrial fibrillation, Brinavess. Dr. Fisher served as Head, Section of Critical Care Medicine at The Cleveland Clinic Foundation, and has held Professor, Division Chief and Director positions at the University of California at Davis Medical Center, Case Western Reserve University and The Cleveland Clinic Foundation. His research in sepsis, inflammation, host defense and endothelial dysfunction led to his recruitment to Eli Lilly & Co., where he led the Xigris (activated Protein C) Global Product Team and successfully registered the first drug approved for the treatment of sepsis. Previously, he was Vice President for Global Pharmaceutical Development at Abbott Laboratories where, among other accomplishments, he guided the registration of Humira. Additionally, Fisher is a multi-tour combat veteran, with extensive military experience in Special Operations. He has served as a member of the Defense Science Research Council and on DARPA panels, including one focused on universal host defense. We believe Dr. Fisher is qualified to serve as our Director because of his strong background and experience in the life sciences industry and with public companies.

James B. Frakes, Chief Financial Officer and Senior Vice President – Finance

Mr. Frakes joined Aethlon Medical, Inc. in January 2008 and brought sixteen consecutive years of financial experience with publicly traded companies, as well as specific knowledge and experience in equity and debt transactions, acquisitions, public reporting and Sarbanes-Oxley Section 404 internal control requirements. Mr. Frakes also serves as the Chief Financial Officer of Exosome Sciences, Inc., our majority-owned subsidiary. He previously served as the Chief Financial Officer for Left Behind Games Inc., a start-up video game company. Prior to 2006, he served as Chief Financial Officer of NTN Buzztime, Inc., an interactive entertainment company. Mr. Frakes received an MBA from the University of Southern California and completed his BA with Honors at Stanford University.

Sabrina Martucci Johnson, Director

Ms. Johnson became a Director of Aethlon Medical, Inc. in January 2018. Ms. Johnson founded Daré Bioscience, Inc., a biopharmaceutical company dedicated to advancement of innovative products for women’s reproductive health, in 2015 and has served as its President, Chief Executive Officer and a member of its Board of Directors since its inception. Prior to founding Daré, Ms. Johnson was President of WomanCare Global Trading, a specialty pharmaceutical company in female reproductive healthcare with commercial product distribution in over 100 countries, from October of 2014 to May of 2015. Before serving as President of WomanCare Global Trading, Ms. Johnson provided financial consulting services to the WomanCare Global family of companies, including the for-profit Trading division as well as the United Kingdom-based non-profit division, from November of 2012 to July of 2013, when she joined full time as WomanCare’s Chief Financial Officer and Chief Operating Officer until becoming President of the Trading division. Ms. Johnson currently serves on the YWCA of San Diego County Board of Directors as Past President, PPPSW Board of Directors, Athena San Diego Board of Directors as Vice Chair, Tulane University School of Science & Engineering Board of Advisors, University of California San Diego (UCSD) Librarian’s Advisory Board as Chair and Project Concern International Audit Committee. Ms. Johnson is also Immediate Past Co-President of Women Give San Diego, which funds non-profit organizations serving women and girls in San Diego. She holds an MIM from the American Graduate School of International Management (Thunderbird) with honors, a MSc. in Biochemical Engineering from the University of London, University College London, and a BSc. in Biomedical Engineering from Tulane University, where she graduated magna cum laude. We believe Ms. Johnson is qualified to serve as our Director due to her roles as an executive with public companies and her life sciences background.

Edward G. Broenniman, Director

Mr. Broenniman became a director of Aethlon Medical, Inc. in March 1999. He has been the Managing Director of The Piedmont Group, LLC, a venture advisory firm, since 1978. Mr. Broenniman recently served on the Board of Directors of publicly traded QuesTech (acquired by CACI International), and currently serves on the Boards of two privately held firms. He serves on the Boards of the nonprofit entities, the Dingman Center for Entrepreneurship's Board of Advisors at the University of Maryland, the National Association of Corporate Directors, National Capital Chapter (Founder, Chair from 2003 to 2005 and Director from 2001 to 2014) and the Board of the Association for Corporate Growth, National Capital Chapter. We believe that Mr. Broenniman is qualified to serve as our Director because of his extensive management experience.

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Chetan S. Shah, MD, Director

Dr. Shah became a Director of Aethlon Medical, Inc. in June 2013. Dr. Shah is a board certified Otolaryngologist. He is an Advisory Board Member at The Bank of Princeton, and a partner and Board member of the Surgery Center at Hamilton, as well as Physician Management Systems and Princeton Eye & Ear, which he founded in 2009. Dr. Shah serves on the Board of two other private companies. He holds teaching positions and serves on multiple hospital committees in the area and is on the Audiology and Speech Language Pathology Committee for the State of New Jersey. Dr. Shah also is a member of the Board of Medical Examiners for the State of New Jersey. Dr. Shah received his Bachelor’s degree and Medical Degree from Rutgers University and Robert Wood Johnson Medical School. We believe that Dr. Shah is qualified to serve as our Director because of his medical background as both a board certified Otolaryngologist and a member of various medical boards and hospital committees in New Jersey.

Guy F. Cipriani, Director

Mr. Cipriani became a Director of Aethlon Medical, Inc. in June 2018. Since July 2017, Mr. Cipriani has served as Chief Business Officer at Microbion Corporation, a company focused on the development of a new class of antibiotic therapies for difficult to treat and resistant infections. From July 2012 to July 2017, he served as Vice President of Business Development at Cascadian Therapeutics and prior to that role, Mr. Cipriani served as Vice President of Business Development at Cardiome Pharma Corp. Prior to Cardiome, Mr. Cipriani served as Senior Director of Business Development for TransForm Pharmaceuticals, Inc. Mr. Cipriani began his pharmaceutical industry career at Eli Lilly & Company as a member of their Corporate Business Development team where he completed multiple in-licensing and out-licensing transactions for commercial, clinical and preclinical state assets. Mr. Cipriani holds a B.S.E.E., High Honors from Rochester Institute of Technology and an MBA from the Kellogg Graduate School of Management at Northwestern University. We believe that Mr. Cipriani is qualified to serve as our Director due to his vast experience in business and transactional development and execution in the life sciences industry.

Board of Directors

Our Board of Directors has the responsibility for establishing broad corporate policies and for overseeing our overall performance. Members of our Board of Directors are kept informed of our business activities through discussions with the Chief Executive Officer, President and other officers, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings. Dr. Fisher serves as Chairman of our Board and Dr. Rodell as our Interim Chief Executive Officer, and we have not designated a lead independent director. We believe that having the offices of Chairman of our Board and Chief Executive Officer held by two different people is appropriate for a company of our size and stage of development in order to maximize efficiencies of our limited available personnel resources. Our bylaws provide that each of the directors serves for a term that extends to our next annual meeting of stockholders. Our Board of Directors presently has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, on each of which Drs. Fisher and Shah, Mr. Broenniman and Ms. Johnson serve as independent directors. Mr. Broenniman is Chairman of the Audit Committee, Dr. Shah is Chairman of the Compensation Committee and Mr. Broenniman is Chairman of the Nominating and Corporate Governance Committee.

Our Board of Directors believes that sound governance practices and policies provide an important framework to assist them in fulfilling their duty to stockholders. Our Board of Directors has implemented separate committees for the areas of audit, compensation and nomination of directors, annual review of the independence of our Audit and Compensation Committee members, maintenance of a majority of independent directors, and written expectations of management and directors, among other best practices.

Our Board of Directors has determined that five of our six current directors meet the independence requirements of the Nasdaq Capital Market, on which our common stock is listed. In the judgment of our Board of Directors, Dr. Rodell does not meet such independence standards. In reaching its conclusions, our Board of Directors considered all relevant facts and circumstances with respect to any direct or indirect relationships between our Company and each of the directors, including those discussed under the caption “Certain Relationships and Related Transactions and Director Independence” below. Our Board of Directors determined that any relationships that exist or existed in the past between our Company and each of the independent directors were immaterial on the basis of the information set forth in the above-referenced sections.

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Code of Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics, which has been distributed to all directors, officers, and employees. The Code of Business Conduct and Ethics contains a number of provisions that apply principally to our Chief Executive Officer, Chief Financial Officer and other key personnel. A copy of our Code of Business Conduct and Ethics can be found under the “Investor Relations – Corporate Governance” section of our website at www.aethlonmedical.com. We intend to disclose future amendments to certain provisions of our Code of Business Conduct and Ethics, or waivers of such provisions, applicable to our directors and executive officers, at the same location on our website identified above. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Board of Directors Meetings and Attendance

During the fiscal year ended March 31, 2018, our Board of Directors held five meetings and took action five times by written consent. Each director attended at least 75% of the aggregate of (1) the total number of meetings of our Board of Directors held during the period he or she served as a Director and (2) the total number of meetings held by committees of our Board of Directors on which he or she served during the period he or she served. With the exception of Dr. Rodell, who is required to attend our Annual Meeting, we do not currently have a policy with regard to attendance at annual meetings of stockholders by the remaining members of our Board of Directors. All members of our Board of Directors attended the previous Annual Meeting of Stockholders.

Information Regarding Committees of the Board of Directors

The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for fiscal year 2018 for each of the Board committees:

Name	Audit	Compensation	Nominating and Corporate Governance
Timothy C. Rodell, MD, FCCP
Charles J. Fisher, Jr.	X	X	X
James B. Frakes
Sabrina Martucci Johnson	X	X	X
Chetan S. Shah, MD	X	X*	X
Edward G. Broenniman	X*	X	X*
Guy F. Cipriani (1)		X
Total meetings in fiscal 2018	4	4	2

*       Committee Chairperson

(1) Appointed February 19, 2019.

Below is a description of each committee of the Board of Directors.

Audit Committee and Audit Committee Financial Expert

Our Board of Directors formed an Audit Committee in May of 1999. Our Board of Directors has determined that Mr. Broenniman, due to his professional experience, meets the definition of an “audit committee financial expert” as defined in Item 407(d)(5)(ii) under Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended. Each of our Audit Committee members meets the Nasdaq Stock Market's independence standards for members of such audit committees.

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Each of the members of the Audit Committee has a basic understanding of finance and accounting, and is able to read and understand fundamental financial statements. Our Board of Directors has determined that each of the members of the Audit Committee meets the independence requirements applicable to Nasdaq Capital Market companies. The Audit Committee has the authority to appoint, review and discharge our independent registered public accounting firm. The Audit Committee reviews the results and scope of the audit and other services provided by our independent registered public accounting firm, as well as our accounting principles and our system of internal controls, reports the results of their review to the full Board of Directors and to management, and recommends to the full Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K.

The Audit Committee has adopted a charter, which can be found on our website under “Investor Relations – Corporate Governance.” The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

AUDIT COMMITTEE REPORT[1]

The Audit Committee oversees our financial reporting process on behalf of our Board of Directors. Management is responsible for our financial statements and the financial reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements that have been included in our most recent Annual Report on Form 10-K.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from our Company and our management, including the matters in the written disclosures and letter provided to the Audit Committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

Based on the foregoing, the Audit Committee recommended to our Board of Directors, and our Board of Directors approved, the inclusion of the audited financial statements in our most recent Annual Report on Form 10-K for filing with the Securities and Exchange Commission. The Audit Committee has also recommended the selection of the Company’s independent auditors for the fiscal year ending March 31, 2019.

Members of the Audit Committee Edward G. Broenniman (Chair) Chetan S. Shah, MD Charles J. Fisher, Jr., MD Sabrina Martucci Johnson

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[1] The foregoing Audit Committee report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this Audit Committee report by reference therein.

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Compensation Committee

The Compensation Committee makes recommendations concerning compensation of the executive management team and non-employee directors and administers our stock-based incentive compensation plans. The Chairman establishes meeting agendas after consultation with other committee members. Our Chief Executive Officer and other members of management regularly discuss our compensation issues with Compensation Committee members. Subject to Compensation Committee review, modification and approval, our Chief Executive Officer typically makes recommendations respecting bonuses and equity incentive awards for the other members of the executive management team. The Compensation Committee establishes all bonus and equity incentive awards for all executive members of the management team. Our Board of Directors has determined that all members of the Compensation Committee meet the independence requirements applicable to Nasdaq Capital Market companies.

Our Compensation Committee considered compensation information previously provided in fiscal year 2015 and in 2017 by Barney & Barney, a Marsh & McLennan Agency LLC Company, a compensation consultant, that the Compensation Committee considered in determining cash compensation and equity awards. Barney & Barney engaged by our Compensation Committee to develop a peer group for market assessment and conduct a competitive compensation assessment for our executive management team, our Board of Directors and our broad-based employee population. Among other things, Barney & Barney provided competitive compensation data for purposes of benchmarking our equity grant values and targets, our bonus targets and structure, our total direct compensation, our target incentive opportunities and our base salaries and target total cash compensation for executive officers and directors.

The Compensation Committee has adopted a charter, which can be found on our website at “Investor Relations – Corporate Governance.” The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Nominating and Corporate Governance Committee

The responsibilities of the Nominating and Corporate Governance Committee include:

•	overseeing our corporate governance functions on behalf of our Board of Directors;
•	making recommendations to our Board of Directors regarding corporate governance issues;
•	identifying and evaluating candidates to serve as directors of our Company consistent with criteria approved by our Board of Directors;
•	selecting director candidates or recommending such candidates to our Board of Directors for selection; and
•	reviewing and evaluating the performance of our Board of Directors.

Director Nominations

Criteria for Board of Directors Membership

The Nominating and Corporate Governance Committee is responsible for reviewing nominees for director and recommending to our Board of Directors those persons who the committee believes would beneficially impact our Company as directors. The Nominating and Corporate Governance Committee considers many factors when evaluating candidates for director, including depth and breadth of experience, business acumen, character, independent thinking, understanding of our business and the industry in which we operate, and willingness to commit adequate time and attention to being a director. The Nominating and Corporate Governance Committee also considers the needs of our Company and our Board of Directors, in particular, in assessing candidates. The Nominating and Corporate Governance Committee seeks to ensure that a majority of our directors satisfy the criteria for being deemed independent under Nasdaq rules applicable to us, that members of our Audit Committee meet the financial literacy and sophistication requirements under applicable Nasdaq rules, and that at least one of those members qualifies as an “audit committee financial expert” under Securities and Exchange Commission rules.

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The objective of the Nominating and Corporate Governance Committee is to maintain a board comprised of individuals of the highest personal character, integrity, and ethical standards, reflecting a broad range of professional backgrounds, skills and experience relevant to our business. The biography shown above for each director nominee includes many of the factors that the Nominating and Corporate Governance Committee considered important in determining that the nominee should serve as a director of our Company. The Nominating and Corporate Governance Committee considers diversity as one of many factors in identifying board nominees. Such diversity includes personal characteristics such as race and gender, as well as diversity in background and skills that relate to our Board of Director’s performance of its responsibilities. The Nominating and Corporate Governance Committee does not assign criteria specific weight when reviewing candidates and may not apply the same criteria to all prospective nominees.

Identification and Evaluation of Nominees

The Nominating and Corporate Governance Committee believes we are well-served by our current directors. Unless special circumstances arise or the Nominating and Corporate Governance Committee makes a material change in the criteria for board membership, the Nominating and Corporate Governance Committee typically will nominate incumbent directors who continue to be qualified, and willing, to act as directors. If an incumbent director does not stand for re-election, or to fill a vacancy on our Board of Directors between annual stockholder meetings, the Nominating and Corporate Governance Committee will search for potential board candidates who meet the criteria for selection as a nominee and have specific desirable qualities or skills. Also, from time to time our Board of Directors may determine to increase its size and add directors with special skills and/or experience relevant and useful to us at our particular stage of development. Director candidates will be selected based on recommendations and feedback from members of our Board of Directors, our senior management, and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm. The Nominating and Corporate Governance Committee will evaluate each candidate’s qualifications and check relevant references. At least one member of the Nominating and Corporate Governance Committee will interview candidates, and all members of our Board of Directors will meet with candidates deserving serious consideration. Then the Nominating and Corporate Governance Committee will evaluate which of the prospective candidates is qualified to serve as a director and will determine whether to recommend to our Board of Directors that a particular candidate be appointed to fill a current vacancy on our Board of Directors or be presented for the approval of the stockholders, as appropriate.

Stockholder Nominations

The Nominating and Corporate Governance Committee will consider written proposals from stockholders for nominees for director using the same criteria discussed above and will determine, based on those criteria, whether or not to recommend those nominees to our Board of Directors. Any such nominations should be submitted to the Nominating and Corporate Governance Committee, Aethlon Medical, Inc., 9635 Granite Ridge Drive, Suite 100, San Diego, California 92123 and should include the following information:

•	all information relating to such nominee that is required to be disclosed pursuant to the Securities Exchange Act of 1934, and such person’s written consent to a background check, to being named in the proxy statement as a nominee, and to serving as a director, if elected;
•	the names and addresses of the stockholder(s) making the nomination and the number of shares of our common stock that are owned beneficially and of record by such stockholder(s); and
•	appropriate biographical information and a statement as to the qualification of the nominee, including the nominee’s specific experience, qualifications, attributes, or skills, addressing the relevance and benefit to our Company of such experience, qualifications, attributes, and/or skills at our particular stage of development.

Nominations should be submitted in the timeframe described under the caption “Stockholder Proposals for 2020 Annual Meeting” below.

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The Nominating and Corporate Governance Committee has adopted a charter, which can be found on our website at “Investor Relations – Corporate Governance.” The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Communication with our Board of Directors

Any stockholders wishing to communicate with our Board of Directors about any matter involving the business or operations of our Company should send the communication in writing to the Secretary, Aethlon Medical, Inc., 9635 Granite Ridge Drive, Suite 100, San Diego, California 92123. Our Secretary will promptly deliver such communications directly to each member of our Board of Directors.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

There are no arrangements or understandings between any two or more of our directors or executive officers or between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board of Directors. There are also no arrangements, agreements or understandings between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

EXECUTIVE COMPENSATION

The following executive compensation disclosure reflects all compensation awarded to, earned by or paid to the executive officers below for the fiscal years ended March 31, 2018 and March 31, 2017. The following table summarizes all compensation for fiscal years 2018 and 2017 received by our former Chief Executive Officer, and our two most highly compensated executive officers who earned more than $100,000 in fiscal year 2018.

SUMMARY COMPENSATION TABLE FOR 2018 AND 2017 FISCAL YEARS

NAMED EXECUTIVE OFFICER AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)(4)	OPTION AWARDS ($)	NON- EQUITY INCENTIVE PLAN COMPEN- SATION ($)	NON- QUALIFIED DEFERRED COMPEN- SATION EARNINGS($)	ALL OTHER COMP ($)	TOTAL ($)
James B. Frakes (1)	2018	$235,000	$–	$19,013	$–	$–	$–	$–	$254,013
CHIEF FINANCIAL OFFICER AND SVP- FINANCE	2017	$235,000	$–	$55,640	$–	$–	$–	$–	$290,640
James A. Joyce (2)	2018	$385,000	$–	$231,806	$–	$–	$–	$–	$616,806
FORMER CHIEF EXECUTIVE OFFICER	2017	$385,000	$–	$678,380	$–	$–	$–	$–	$1,063,380
Rodney S. Kenley (3)	2018	$275,000	$–	$19,013	$–	$–	$–	$–	$294,013
FORMER PRESIDENT	2017	$275,000	$–	$55,640	$–	$–	$–	$–	$330,640

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(1) The aggregate number of stock awards and stock option awards issued to Mr. Frakes and outstanding as of March 31, 2018 is 26,000 and 25,000, respectively.

(2) The aggregate number of stock awards and stock option awards issued to Mr. Joyce and outstanding as of March 31, 2018 is 160,000 and 317,000, respectively. Effective December 10, 2018, Mr. Joyce resigned from his position as Chief Executive Officer.

(3) The aggregate number of stock awards and stock option awards issued to Mr. Kenley and outstanding as of March 31, 2018 is 26,000 and 35,000, respectively. Effective November 30, 2018, Mr. Kenley was terminated from his position as President.

(4) See note 5 to our financial statements for the years ended March 31, 2018 and 2017 regarding the assumptions made in valuing the restricted stock unit awards in the above table.

EMPLOYMENT CONTRACTS

We entered into an employment agreement with Mr. Joyce on April 1, 1999. The agreement, which was cancelable by either party upon sixty days’ notice, was in effect until Mr. Joyce retired or ceased to be employed by us. Under the terms of the agreement, if Mr. Joyce was terminated without cause, he was to receive twelve payments equal to twelve months' base salary. Mr. Joyce's employment agreement also provided for medical insurance and disability benefits, if his employment was terminated by us without cause or due to a change in our control before the expiration of the agreement, and allowed for bonus compensation and stock option grants as determined by our Board of Directors. The agreement also contained restrictive covenants preventing competition with us and the use of confidential business information, except in connection with the performance of his duties for us, for a period of two years following the termination of his employment with us.

Effective December 10, 2018, Mr. Joyce resigned from his position on our Board of Directors and as Chief Executive Officer. In connection with Mr. Joyce’s resignation, on December 12, 2018, we entered into a Separation and Consulting Agreement with Mr. Joyce. The Separation and Consulting Agreement provides that, pursuant to the terms of Mr. Joyce’s employment agreement, we will provide him with the termination benefits specified in that agreement, which include, (i) commencing on the 30th day following his December 10, 2018 separation date, continued payment of his current base salary for twelve (12) months, and (ii) payment of COBRA premiums for up to twelve (12) months. The agreement also provides for a full general release of claims and continued compliance by Mr. Joyce with his post-employment obligations under the employment agreement. The agreement additionally provides that Mr. Joyce will provide consulting services to us for up to 10 hours per month for up to 12 months, for which we will pay Mr. Joyce $5,000 per month. The consulting relationship will continue until the earlier of: (i) the date that is twelve (12) months from the separation date; (ii) in the event of a breach by Mr. Joyce of his post-employment obligations (as set forth in the employment agreement), the date of any such breach; or (iii) a date mutually agreed between us and Mr. Joyce.

We did not pay any bonus compensation to Mr. Joyce during the fiscal years ended March 31, 2018 and 2017. Mr. Joyce received bonus compensation totaling $60,000 from Exosome Sciences, Inc., a majority-owned subsidiary of ours, for services rendered during the fiscal years ended March 31, 2018 and 2017. That bonus was based upon targets established by our compensation committee.

On December 12, 2018, we entered into an employment agreement with Mr. Frakes, providing for continuation of his annual base salary of $260,000. In addition, the agreement provides that Mr. Frakes is eligible for an annual cash performance bonus for each year. Whether Mr. Frakes receives an annual bonus for any given year, and the amount of any such annual bonus, will be determined in the discretion of our Board of Directors (or the Compensation Committee thereof). The agreement also provides that if Mr. Frakes’ employment is terminated without cause, or if he resigns for good reason (each as defined in the agreement), then Mr. Frakes will be entitled under his agreement to continue to receive his annual base salary and payment of premiums for continuation of healthcare benefits for a period of 12 months following such termination. We did not pay any bonuses to Mr. Frakes during the fiscal years ended March 31, 2018 and 2017.

Mr. Kenley was appointed our President on October 27, 2010. Pursuant to a written offer of employment executed by us and Mr. Kenley, he received an annual salary initially set at $240,000 and medical insurance benefits. We did not pay any bonuses to Mr. Kenley during the fiscal years ended March 31, 2018 and 2017. Effective November 30, 2018, Mr. Kenley was terminated from his position as President and in December 12, 2018, Mr. Kenley resigned from our Board of Directors.

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We entered into an employment agreement in connection with Dr. Rodell’s appointment as Interim Chief Executive Officer on December 10, 2018. Among other things, the employment agreement provides for (i) an annual base salary of $390,000, (ii) at the sole discretion of the Compensation Committee or our Board of Directors, an annual target cash performance bonus and (iii) an option to purchase 552,625 shares of our common stock, at an exercise price equal to the fair market value on the date of grant, which will vest over a four-year period, with 25% vesting on the one-year anniversary of the commencement of employment and the remainder vesting monthly thereafter in equal increments for 36 months, subject to acceleration of vesting in the event of a change in control (as defined in the employment agreement). In addition, in the event of a strategic transaction, as defined in the employment agreement, completed within two years of Dr. Rodell’s commencement of employment, he will receive a cash bonus equal to 50% of his then annual base salary and an additional equity grant such that Dr. Rodell’s equity interest in the Company is then equal to three percent. The option will be subject to standard four-year vesting, subject to full vesting if Dr. Rodell is terminated in connection with the strategic transaction.

Outstanding Equity Awards at 2018 Fiscal Year-End

The following table sets forth certain information concerning stock option awards granted to our named executive officers.

OUTSTANDING EQUITY AWARDS AT 2018 FISCAL YEAR-END

OPTIONS AWARDS

	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE		RESTRICTED STOCK UNITS EXERCISED	RESTRICTED STOCK UNITS UNEXERCISABLE	OPTION EXERCISE PRICE	DATE OF OPTION
NAME	(#)		(#)	(#)	($)	EXPIRATION
James B. Frakes	10,000	(2)	–	–	$12.50	09/27/20
	10,000	(3)	–	–	$5.00	07/01/23
	5,000	(4)	–		$9.50	06/06/24
	–		26,000	26,000	N/A	N/A

James A. Joyce	40,000	(1)	–	–	$12.50	02/21/19
	50,000	(2)	–	–	$12.50	09/27/20
	40,000	(3)	–	–	$5.00	07/01/23
	30,000	(4)	–	–	$9.50	06/06/24
	–		317,000	317,000	$ N/A	N/A

Rodney S. Kenley	20,000	(5)	–	–	$12.50	10/27/20
	10,000	(3)	–	–	$5.00	7/01/23
	5,000	(4)	–	–	$9.50	06/06/24
	–		26,000	26,000	N/A	N/A

Note: All our stock options are fully vested or will completely vest within 60 days of this report.

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(1)  This option was fully vested as of December 15, 2010.

(2)  This option was fully vested as of September 27, 2013.

(3)  This option was fully vested as of July 1, 2017.

(4)  This option was fully vested as of June 6, 2016.

(5)  This option was fully vested as of October 27, 2014.

Director Compensation for 2018 Fiscal Year

The following director compensation disclosure reflects all compensation awarded to, earned by or paid to the directors below for the fiscal year ended March 31, 2018.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
James A. Joyce (1)	$–	–	–	–	–	–	$–
Rodney S. Kenley (2)	$–	–	–	–	–	–	$–
Charles J. Fisher, Jr., MD (3)	$44,600	50,000	–	–	–	–	$133,438
Edward G. Broenniman (4)	$42,000	35,000	–	–	–	–	$133,438
Chetan S. Shah, MD (5)	$41,000	35,000	–	–	–	–	$133,438
Sabrina M. Johnson (6)	$8,500	50,000	–	–	–	–	$58,500

 (1)  All compensation received by Mr. Joyce in fiscal year 2018 is disclosed in the Summary Compensation Table above. Mr. Joyce received no compensation as a Director in fiscal year 2018. Effective December 10, 2018, Mr. Joyce resigned from his position on our Board of Directors.

(2)  All compensation received by Mr. Kenley in fiscal year 2018 is disclosed in the Summary Compensation Table above. Mr. Kenley received no compensation as a Director in fiscal year 2018. Effective December 12, 2018, Mr. Kenley resigned from his position on our Board of Directors.

(3)  In the fiscal year ended March 31, 2018, Dr. Fisher earned $31,000 in cash compensation for his services to us as non-executive Chairman and $13,600 in Board of Directors’ fees related to his role as a Director and a member of our Audit Committee for an aggregate amount of $44,600. Dr. Fisher also received RSU’s valued at $50,000 for joining our Board of Directors per the 2012 Directors Compensation Program.

(4)  In the fiscal year ended March 31, 2018, Mr. Broenniman earned $42,000 related to his role as a Director, a member of our Compensation Committee, and as the chair of our Audit Committee and of our Nominating and Corporate Governance Committee.

(5)  In the fiscal year ended March 31, 2018, Dr. Shah earned $41,000 related to his role as a Director, a member of our Audit Committee, and as the chair of our Compensation Committee.

(6) In the fiscal year ended March 31, 2018, Ms. Johnson earned $8,500 for her roles as a Director and a member of our audit committee. Ms. Johnson also received RSU’s valued at $50,000 for joining our Board of Directors per the 2012 Directors Compensation Program.

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Directors Compensation Program

We maintain a board compensation program, in which only non-employee directors may participate. Please see the “Equity Compensation Plans – 2012 Directors Compensation Program” section of this Report for more information on the program.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following describes all transactions since April 1, 2017, and all proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest. In making such decisions our Audit Committee considers and approves or disapproves any related party transaction as defined under SEC Regulation Item 404, to the extent required by SEC regulations.

Mr. Joyce received aggregate bonus payments of $60,000 from Exosome Sciences, Inc., our majority-owned subsidiary, throughout the fiscal years ended March 31, 2018 and March 31, 2017 per targets set by the Compensation Committee.

SUMMARY EQUITY COMPENSATION PLAN DATA

EQUITY COMPENSATION PLANS

Equity Compensation Plans

Summary equity compensation plan data

The following table sets forth information, as of March 31, 2018, about our equity compensation plans (including the potential effect of debt instruments convertible into common stock) in effect as of that date:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)(2)	(b) Weighted- average exercise price of outstanding options	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders (3)(4)(5)	396,000	$1.68	2,272,393

Equity compensation plans not approved by security holders (1)(3)(4)	295,470	$10.07	9,800

Totals	691,470	$9.51	2,282,193

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(1)  The description of the material terms of non-plan issuances of equity instruments is discussed in Note 5 to the accompanying consolidated financial statements.

(2)  Net of equity instruments forfeited, exercised or expired.

(3)  Includes restricted stock unit grants to our officers and directors in August 2016, and to our directors during the fiscal year ended March 31, 2018.

(4)  On March 31, 2018, we had 2,272,393 shares available under our 2010 Stock Incentive Plan.

(5)  On March 28, 2016 the stockholders approved an increase of 3,000,000 shares of common stock authorized for issuance under the 2010 Stock Incentive Plan.

2000 Stock Option Plan

Our 2000 Stock Option Plan provided for the grant of incentive stock options to our full-time employees, and nonstatutory stock options to non-employee directors, consultants, customers, vendors or providers of significant services. The exercise price of any incentive stock option could not be less than the fair market value of the common stock on the date of grant or, in the case of an optionee who owns more than 10% of the total combined voting power of all classes of our outstanding stock, not be less than 110% of the fair market value on the date of grant. The exercise price, in the case of any nonstatutory stock option, must not be less than 75% of the fair market value of the common stock on the date of grant. At March 31, 2018, all of the grants previously made under the 2000 Stock Option Plan had expired, except one grant outstanding for 40,000 shares under the plan. The plan terminated in according with its terms in March 2010.

2010 Stock Incentive Plan

In August 2010, we adopted the 2010 Stock Incentive Plan, to provide incentives to attract, retain and motivate employees, directors and consultants, whose present and potential contributions are important to our success, by offering them an opportunity to participate in our future performance through awards of options, the right to purchase common stock, stock bonuses and stock appreciation rights and other awards. We initially authorized a total of 70,000 common shares for issuance under the 2010 Stock Incentive Plan.

On January 26, 2016, our Board of Directors approved an amendment to the 2010 Stock Incentive Plan to increase the total number of shares of common stock authorized for issuance under the plan to 3,170,000 shares, subject to amendment of our Articles of Incorporation to increase our authorized common stock. On March 29, 2016, at which our stockholders approved the Amended 2010 Stock Incentive Plan and an amendment of our Articles of Incorporation to increase our authorized common stock to 30,000,000 shares. On March 31, 2016, we filed a Certificate of Amendment to our Articles of Incorporation to effect the increase in our authorized common stock. As a result of such amendment, the Amended 2010 Stock Incentive Plan became effective on March 31, 2016. At March 31, 2018, we had 2,272,393 shares available for issuance under this plan.

2012 Directors Compensation Program

In July 2012, our Board of Directors approved a board compensation program that modified and superseded the Company’s 2005 Directors Compensation Program (the “Non-Employee Director Plan”), which was previously in effect for our non-employee Directors. Under the Non-Employee Director Plan, an eligible director will receive initial and annual equity grants and cash compensation.

In June 2014 and August 2016, our Board of Directors approved further amendments to the Non-Employee Director Plan. Under this modified program, a new eligible director will receive an initial grant of $50,000 worth of RSUs or, at the discretion of our Board of Directors, options to acquire shares of common stock. RSUs granted under this provision will be valued based on the average of the closing prices of the common stock for the five trading days preceding and including the date of grant and will vest at a rate determined by our Board of Directors in its discretion, typically over one year, partially on the date of grant and in equal quarterly installments thereafter. Options granted under this plan will have an exercise price equal to the fair market value on the date of grant. Such options will have a term of ten years and will vest at a rate determined by our Board of Directors in its discretion.

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In addition, under the Non-Employee Director Plan, at the beginning of each fiscal year, each existing director eligible to participate will receive a grant of $35,000 worth of RSUs or, at the discretion of our Board of Directors, options to acquire shares of common stock. RSUs granted under this provision will be valued based on the average of the closing prices of the common stock for the five trading days preceding and including the first day of the fiscal year (or preceding and including the date of grant, if such grant is not made on the first day of the fiscal year) and will vest at a rate determined by our Board of Directors in its discretion, typically in equal quarterly installments over one year. Options granted under this plan will have an exercise price equal to the Fair Market value on the date of grant. Such options will have a term of ten years and will vest at a rate determined by our Board of Directors in its discretion.

In lieu of per meeting fees, eligible directors receive an annual board retainer fee of $30,000. The Non-Employee Director Plan also provides for the following annual retainer fees: Audit Committee Chair - $5,000, Compensation Committee chair - $5,000, Nominating Committee chair - $5,000, Audit Committee member - $4,000, Compensation Committee member - $4,000, Nominating Committee member - $4,000 and lead independent director - $15,000.

The RSU grants and the changes to the Non-Employee Director Plan were approved and recommended by our Compensation Committee prior to approval by our Board of Directors.

Dr. Fisher additionally is compensated $90,000 per year for his services as Chairman of our Board, which our Board of Directors considers to be fees payable as a member of our Board of Directors or a Committee of our Board for purposes of Section 10A-3 of the rules promulgated under the Securities Exchange Act of 1934, as amended. To the extent payment of such fees are construed to not be fees payable as a member of our Board of Directors or a Committee of our Board, then our Board of Directors considers that Dr. Fisher may act as a member of its Audit Committee under Nasdaq Rule 5605(c)(2)(B) as our Board of Directors has determined that it is in the best interests of our Company and its stockholders for Dr. Fisher to continue to serve on its Audit Committee. The Board has awarded compensation to non-employee directors in the past outside of the Non-Employee Director Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% beneficial owners are required by Securities and Exchange Commission regulation to furnish our Company with copies of all Section 16(a) forms they file. Based solely on our review of copies of the Section 16(a) reports filed for the fiscal year ended March 31, 2018, we believe that all filing requirements applicable to our officers, directors, and greater than 10% beneficial owners were complied with, except as follows: One report on Form 4 covering two transaction was not filed by Mr. Frakes to report the vesting and the withholding of shares for payment of taxes upon vesting of RSU’s that were previously reported on Form 4.  The transactions will be reported on Form 5. One report on her initial Form 3 was filed late and two reports on Form 4 were not filed by Ms. Johnson, covering two transactions each, which were required to report the vesting of RSU’s previously reported on Form 4, and the related sale of shares to the Company for tax payments payable by Ms. Johnson upon the vesting of a portion of those shares.  These will be reported on Form 5. One report on his initial Form 3 was filed late and three reports on Form 4 were not filed by Dr. Fisher, covering two transactions each, which were required to report the vesting of RSU’s previously reported incorrectly on Form 3, and the related sale of shares to the Company for tax payments payable by Dr. Fisher upon the vesting of a portion of those shares.  These will be reported on Form 5. Two reports on Form 4 were not filed by Mr. Broenniman, covering two transactions each, which were required to report the vesting of RSU’s previously reported on Form 4, and the related sale of shares to the Company for tax payments payable by Mr. Broenniman upon the vesting of a portion of those shares.  These will be reported on Form 5. Two reports on Form 4 were not filed by Dr. Shah, covering two transactions each, which were required to report the vesting of RSU’s previously reported on Form 4, and the related sale of shares to the Company for tax payments payable by Dr. Shah upon the vesting of a portion of those shares.  These will be reported on Form 5.

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PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING

PROPOSAL #1 – ELECTION OF DIRECTORS

A board of six directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

The six nominees selected by our Board of Directors are listed below. Each of the nominees must receive the vote of a majority of a quorum present at the meeting to be elected. Any shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote.

The proxy holders intend to vote proxies equally for the nominees unless otherwise instructed on the proxy card. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card.

If at the time of the meeting one or more of the nominees have become unavailable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by our Board of Directors. All of the nominees are currently directors of our Company. All of the nominees have consented to serve if elected. Our Board of Directors has no reason to anticipate that any of the nominees will not be able to serve, if elected. Although we are authorized to have a Board of Directors consisting of nine directors, only six nominees, our incumbent directors, have been named below. We believe the current number of directors is appropriate given our stage of development. The proxies cannot be voted for more than six persons, the number of nominees presented for election.

Directors elected at the meeting will hold office until the next Annual Meeting of Stockholders or until their successors have been elected and qualified. Listed below are the nominees for our Board of Directors. Please see “Information About Our Board of Directors and Executive Officers” for additional information concerning the individuals named below, which is based on information furnished to us by each individual noted.

Nominee	Age	Position
Edward G. Broenniman	82	Director
Guy F. Cipriani	48	Director
Charles J. Fisher, Jr., MD	72	Chairman and Director
Sabrina Martucci Johnson	52	Director
Timothy C. Rodell, M.D., FCCP	68	Interim Chief Executive Officer and Director
Chetan S. Shah, MD	50	Director

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE FOREGOING SLATE OF NOMINEES FOR OUR BOARD OF DIRECTORS. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

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PROPOSAL #2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Squar Milner LLP as our Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the annual meeting. Squar Milner LLP has audited the Company’s financial statements since 2001. Representatives of Squar Milner LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Squar Milner LLP as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Squar Milner LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The following table presents fees for professional services billed by Squar Milner LLP for the fiscal years ended March 31, 2018 and 2017:

	Fiscal Year	Fiscal Year
	2018	2017
Audit Fees (1)	$111,780	$110,946
Audit Related Fees (2)	61,407	30,500
Tax Fees (3)	7,818	7,256
All Other Fees (4)	–	–
	$181,005	$148,711

(1) Audit Fees include fees and expenses for professional services rendered in connection with the audit of our financial statements for fiscal 2018 and 2017 and for reviews of the financial statements included in each of our quarterly reports on Form 10-Q during fiscal 2018 and 2017.

(2) Audit Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Included in Audit Related Fees for fiscal 2018 and 2017 are fees and expenses related to reviews of registration statements and SEC filings other than Forms 10-K and 10-Q.

(3) Tax Fees include the aggregate fees billed during fiscal year 2018 and 2017 for professional services for preparation of income tax returns.

(4) All Other Fees consist of fees paid for products and services other than the services reported above.  No such fees were billed by Squar Milner LLP for fiscal 2018 or 2017.

Policy on Audit Committee Pre-approval of Audit and Permissible Non-audit Services of Independent Auditor

Our audit committee of our Board of Directors is responsible for pre-approving all audit, audit-related, tax and other permitted non-audit services to be performed for us by our independent auditor.  The audit committee approved all of the services for which Squar Milner LLP billed us as set forth in the above table.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF SQUAR MILNER LLP AS DESCRIBED ABOVE.

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STOCKHOLDER PROPOSALS FOR 2020 ANNUAL MEETING

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, any stockholder who desires to include a proposal in the proxy statement and form of proxy for our next Annual Meeting of Stockholders must deliver the proposal to our principal executive offices no later than October 28, 2019. Any stockholder proposal submitted outside the processes of Rule 14a-8 will be considered untimely if delivered to our principal executive offices after October 28, 2019.

Any stockholder who intends to present a proposal at the next Annual Meeting of Stockholders may do so by following the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934. Pursuant to such rule, a stockholder must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal for inclusion in our proxy materials. Subject to Securities and Exchange Commission rules, we reserve the right to vote against, reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

OTHER MATTERS

Our Board of Directors does not know of any matters to be brought before the meeting other than those referred to in this Proxy Statement. If any matters that are not specifically set forth in the form of proxy and this Proxy Statement properly come before the meeting, the persons designated as proxies will vote thereon in accordance with their best judgment.

ADDITIONAL INFORMATION

Annual Report on Form 10-K

You may obtain copies of our Annual Report on Form 10-K for the fiscal year ended March 31, 2018, without charge by writing to the Secretary, Aethlon Medical, Inc., 9635 Granite Ridge Drive, Suite 100, San Diego, California 92123. You also can find our Annual Report on Form 10-K on our website at www.aethlonmedical.com.

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PROXY

AETHLON MEDICAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MARCH 27, 2019

This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted “FOR” all of the nominees listed for Proposal 1, and “FOR” for Proposal 2.

The stockholder(s) represented herein appoint Timothy C. Rodell, MD, FCCP and James B. Frakes, and each of them, proxies with the power of substitution to vote all shares of common stock entitled to be voted by said stockholder(s) at the Annual Meeting of the Stockholders of Aethlon Medical, Inc. to be held at Cooley, LLP, 4401 Eastgate Mall, San Diego, CA 92121, on March 27, 2018, at 8:00 a.m. (Pacific Time), and in any adjournment or postponement thereof as specified in this proxy.

Proposal 1		FOR	WITHHOLD
Election of Directors:
	Edward G. Broenniman	□	□
	Guy F. Cipriani	□	□
	Charles J. Fisher, Jr., MD	□	□
	Sabrina Martucci Johnson	□	□
	Timothy C. Rodell, MD, FCCP	□	□
	Chetan S. Shah, MD	□	□

Proposal 2		FOR	AGAINST	ABSTAIN
	To ratify the appointment of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2019.	□	□	□

PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

IN THEIR DISCRETION, PROXIES ARE ENTITLED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

COMPANY ID:	PROXY NUMBER:	ACCOUNT NUMBER:

Signature _____________________________________________	Date______________________

Signature _____________________________________________	Date______________________

Note: Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations, please sign with full corporate name by a duly authorized officer and affix corporate seal.